SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 30, 1996

                       CADMUS COMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    VIRGINIA
                          (State or Other Jurisdiction
                               of Incorporation)

                                    0-12954
                                  (Commission
                                  File Number)

                                   54-1274108
                                (I.R.S. Employer
                              Identification No.)

                       6620 WEST BROAD STREET, SUITE 500
                            RICHMOND, VIRGINIA 23230
                    (Address of Principal Executive Offices)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (804) 287-5680

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ITEM 5. OTHER EVENTS.

On May 30, 1996, Cadmus Communications Corporation issued the press release attached hereto as Exhibit 99.1 with respect to organizational changes.

ITEM 7. EXHIBIT.

        Exhibit 99.1         Press Release


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 31, 1996.

              CADMUS COMMUNICATIONS CORPORATION

              By: /s/ C. Stephenson Gillispie, Jr.

                      C. Stephenson Gillispie, Jr.
                      Chairman, President, and Chief Executive Officer


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                                  EXHIBIT INDEX

        EXHIBIT                                     PAGE

99.1    Press Release